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                                                                  EXHIBIT - 10.5


                                EQUIPMENT LEASE

        EQUIPMENT LEASE (this "Lease"), made as of the 11th day of November, 1996 by and between DSC FINANCE CORPORATION, a Delaware corporation, with offices at 1000 Coit Road, Plano, Collin County, Texas, 75075 (the "Lessor"), and TELEHUB LEASING CORPORATION, a Nevada corporation with a principal place of business at 15 Constitution Drive, Suite 155, Bedford, New Hampshire 03110 (the "Lessee"). In consideration of the mutual promises herein contained, the parties hereto agree as follows:

                                ARTICLE 1 - LEASE

        1.01 The Lessor hereby leases and lets to the Lessee and the Lessee hereby leases and hires from the Lessor, property (collectively, the "Equipment" and, individually, an "Item of Equipment") described in the schedules now or hereafter executed and delivered by the parties and made a part hereof (collectively, the "Schedules" and, individually, a "Schedule"). The Items of Equipment now subject to this Lease are described in Schedules A and A-1 attached hereto and made a part hereof and shall be further described in Schedules B and B-1 or further consecutive alphabetic identification.

                               ARTICLE  2 - TERM

        2.01 The lease term for each Item of Equipment ("Lease Term") is defined and shall commence upon the First Periodic Rent Payment Date as set forth in the applicable Schedule and shall expire on the Lease Expiration Date as set forth in the applicable Schedule unless earlier terminated, renewed, or extended and such Items of Equipment returned, all according to the terms of this Lease and the applicable Schedule. The Lessee will signify its receipt of the applicable Item of Equipment by the execution and delivery to the Lessor of a Certificate of Acceptance in the form of Schedule A-1 attached to Schedule A made a part hereof. The Lessee's execution and delivery to the Lessor of the Certificate of Acceptance with respect to each Item of Equipment shall conclusively establish as between the Lessor and the Lessee that such Item of Equipment has been shipped to and received by the Lessee under the Lease, notwithstanding any defect with respect to design, manufacture, condition or in any other respect. Lessee shall not unreasonably delay acceptance of the Equipment.

                                ARTICLE 3 - RENT

        3.01 AMOUNT. The rent of any and every Item of Equipment shall be the amount designated in the applicable Schedule. The Lessee shall pay said rent monthly, in the amounts and at the time set forth in the applicable Schedule, to the Lessor at the address indicated above, or to such other person or at such other place as the Lessor may from time to time designate.

        3.02 DEFAULT. A default shall occur if:



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        (a) the Lessee with regard to any Item or Items of Equipment fails to pay any rent or other amount herein provided within five (5) days after the same is due and payable;

        (b) any execution or any other writ of process shall be issued in any action or proceeding against the Lessee whereby any Item of Equipment may be seized, taken or distrained;

        (c) a proceeding in bankruptcy, receivership, or insolvency shall be instituted by or against the Lessee, any guarantor of the Lessee's obligations hereunder (each such guarantor referred to as a "Guarantor") or their respective property and, if any such proceeding is commenced against the Lessee or any Guarantor, such proceedings shall not have been dismissed within sixty (60) days of such commencement;

        (d) the Lessee or any Guarantor shall enter into any arrangement or composition with their respective creditors;

        (e) the Lessee, with regard to any Item or Items of Equipment, fails to observe, keep or perform any term, covenant or agreement contained in Sections 6.01 or 11.02;

        (f) the Lessee, with regard to any Item or Items of Equipment, fails to observe, keep, or perform any other provision of this Lease required to be observed, kept, or performed by the Lessee and such failure continues uncured for ten (10) days after notice thereof from the Lessor to the Lessee;

        (g) a Guarantor, if any, with regard to any Item or Items of Equipment, fails to observe, keep, or perform any provision of the guaranty agreement entered into by such Guarantor (such guaranty agreement, as amended, supplemented or otherwise modified from time to time, is referred to as a "Guaranty") required to be observed, kept, or performed by said Guarantor and such failure continues uncured for such period of time, if any, as set forth in such Guaranty; or

        (h) for any reason a Guaranty, if any, with regard to any Item or Items of Equipment, ceases to be in full force and effect, or any Guarantor or any other person shall institute an action seeking a determination that a Guaranty shall not be in full force and effect, or any action shall be taken to discontinue a Guaranty or to assert the invalidity of a Guaranty.

     Upon the occurrence of a default, the Lessor shall have the right to exercise any one or more of the following remedies:

        (1) To declare the entire amount of rent and any other amounts hereunder immediately due and payable as to any or all Items of Equipment shipped to and received by Lessee, without presentment, demand or notice to the Lessee of any kind, all of which are hereby expressly waived by the Lessee;

        (2) To sue for and recover all rents and other payments then accrued or thereafter accruing, with respect to any or all Items of Equipment, and all damages for the breach of this Lease;



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        (3) To demand that the Lessee deliver any or all Items of Equipment immediately to the Lessor at the Lessee's expense to such location in the continental United States as the Lessor shall specify, or to take possession of any or all Items of Equipment, after notice to Lessee if so required by law, wherever the same may be located, without any court order or other process of law. After having taken possession of any such Item of Equipment, the Lessor, at its option, shall have the right to, and may retain, sell, lease, or Otherwise dispose of any such Item of Equipment. The Lessee hereby waives any and all damages occasioned by such taking of possession or other actions which the Lessor is allowed hereunder. Any said taking of possession shall not constitute a termination of this Lease as to any or all Items of Equipment unless the Lessor expressly so notifies the Lessee in writing;

        (4) To terminate this Lease as to any or all Items of Equipment; or

        (5) To pursue any other remedy at law or in equity.

        Notwithstanding any such repossession, or any other action that the Lessor may take, the Lessee shall be and remain liable for the full performance of all obligations to be performed by the Lessee under this Lease.

        All such remedies are cumulative, and may be exercised concurrently or separately and the election of one remedy will not be deemed to be an election of remedies to preclude the exercise of any other remedy.

        3.03 INTEREST. If the Lessee fails to pay any part of the rent herein reserved or any other sum required by the Lessee to be paid to the Lessor within five (5) days after the due date thereof, the Lessee shall pay to the Lessor interest on such delinquent payment from the due date thereof until paid at the rate of eighteen percent (18%) per annum or the highest rate allowed by applicable law, whichever is less.

        3.04 OFFSET. This Lease is a net lease. The Lessees, obligations to pay rent and all other amounts payable by it hereunder to the Lessor or any assignee of the Lessor, as well as its obligations to perform or observe, as the case may be, its other agreements hereunder are absolute and unconditional and are not and shall not be subject to any abatement, reduction, offset, setoff, counterclaim, recoupment, defense, deferment, or interruption for any reason whatsoever. Except as expressly provided herein, this Lease shall not terminate, nor shall the Lessee's obligations hereunder be affected, by reason of any defect in, damage to, or loss of any Item of Equipment, the failure of the manufacturer of any Item of Equipment to perform on its warranties or any one of them, the prohibition of or interference with the Lessee's use thereof by any person, corporation, or governmental authority, the invalidity or unenforceability or lack of due authorization of this Lease, or for any other cause whether similar or dissimilar to the foregoing, it being the express intention of the Lessor and the Lessee that all rent payable by the Lessee hereunder shall be, and continue to be payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease.


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                                ARTICLE 4 - USE

        4.01 MANNER OF USE. The Lessee shall at all times use the Equipment in a careful and proper manner in conformity with the manufacturer's specifications thereof and shall comply with all laws, ordinances, and regulations and all conditions of insurance required hereby which relate in any way to the possession, use, or maintenance of the Equipment. Nothing herein contained shall be construed to deny the fact that the Equipment is, and shall at all times be and remain the sole and exclusive property of the Lessor as agreed in Article
11.01 hereof.

        4.02 MARKINGS. If at any time during the term of this Lease, the Lessor supplies the Lessee with labels, plates, or other markings stating that the Equipment is owned by the Lessor, the Lessee shall affix and keep the same in a prominent place on the Equipment.

                             ARTICLE 5 - INSPECTION

        5.01 The Lessor shall, at any and all times during business hours upon reasonable notice (provided, however, that no such notice shall be required after the occurrence of a default hereunder as set forth in Section 3.02), have the right to enter into and on the premises where the Item of Equipment may be located for the purpose of inspecting the same; observing its use or for any other purpose including the enforcement of Lessor's rights hereunder in the event of a default by Lessee or any Guarantor. The Lessee shall give the Lessor immediate notice of any attachment or other judicial process affecting any Item of Equipment and shall, whenever requested by the Lessor, advise the Lessor of the exact location of each Item of Equipment. Notwithstanding the foregoing, Lessee shall not remove any Item of Equipment from its original installation site without the prior written approval of Lessor, which may be withheld or granted by Lessor in its sole discretion.

                      ARTICLE 6 - ALTERATIONS AND REPAIRS

        6.01 ALTERATIONS. Without the prior written consent of the Lessor, the Lessee shall not make any alterations, additions, or improvements to the Equipment. All additions and improvements of whatsoever kind or nature made to the Equipment shall belong to and become the property of the Lessor on the termination of the Lease.

        6.02 REPAIRS. Lessee, at its own cost and expense, shall keep the Item of Equipment in good repair, condition, and working order and shall furnish any and all parts, mechanisms and devices and services required to keep the Item of Equipment in good repair, condition, and working order.

                          ARTICLE 7 - LOSS AND DAMAGE

        7.01 RISK OF LOSS AND DAMAGE. The Lessee hereby assumes and shall bear the entire risk of loss and damage, and destruction to each Item of Equipment from any and every cause from and after date of shipment of the Equipment to its final location and thereafter until such Item of Equipment has been


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returned to Lessor, as herein provided. No loss, damage, or destruction to any
Item of Equipment or any part thereof shall impair any obligation of the Lessee under this lease which shall continue in full force and effect, including, but not limited to, the obligation to pay the monthly rental hereunder.

        7.02 DUTIES OF LESSEE. In the event of loss or damage of any kind (but not beyond economical repair) to any Item of Equipment during the Lease Term and thereafter until such Item of Equipment has been returned to Lessor, as herein provided, the Lessee, at the option of the Lessor but at the sole cost and expense of Lessee, shall:

        (1) Place the same in good repair, condition, and working order; or,

        (2) Replace the same with like Item of Equipment in good repair, condition, and working order.

        7.03 STIPULATED LOSS VALUE. If any Item of Equipment is lost, stolen, destroyed, requisitioned by any governmental authority, or damaged beyond repair, the Lessee shall pay the Lessor therefor in cash the Stipulated Loss Value for such Item of Equipment as set forth in the applicable Schedule hereto. On such payment, this Lease shall terminate with respect to such Item of Equipment so paid for and the Lessee thereupon shall receive title to such Item of Equipment "as-is", "where is", and "with all faults" without warranty, express or implied, with respect to any matter whatsoever. Notwithstanding the manner in which the Stipulated Loss Value is to be calculated or otherwise, no such loss, theft, destruction, requisition by any governmental authority, or damage beyond economical repair of any Item of Equipment shall impair any obligation of Lessee under this Lease, all of which shall continue in full force and effect including, but not limited to, the obligation to pay the monthly rental hereunder.

                      ARTICLE 8 -  INSURANCE AND TAXES

        8.01 INSURANCE. The Lessee shall keep each Item of Equipment insured against all risk of loss or damage from every cause whatsoever by public liability and property damage insurance policies covering each Item of Equipment in form and amount and with companies approved by the Lessor and shall name Lessor, Lessee, and Lessor`s assignees as loss payees and/or additional insureds, as their interests may appear. The Lessee shall pay the premiums therefor, at its sole cost and expense, and shall deliver to the Lessor evidence of such policies satisfactory to the Lessor. Each insurer shall agree, by endorsement on the policy issued by it or by independent instrument furnished to the Lessor, that it will give the Lessor thirty (30) days notice before the policy in question shall be altered or canceled. The proceeds of such insurance, at the option of the Lessor, shall be applied;


        (1) Toward the replacement, restoration, or repair of such Item of Equipment; or

        (2) Toward payment of the Lessee's obligations hereunder.

        The Lessee hereby appoints the Lessor as the Lessee's attorney in fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any said


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insurance policy. At the Lessor's request, the Lessee shall furnish the Lessor with evidence reasonably satisfactory to the Lessor that the insurance coverage required hereby is in effect.

        8.02 TAXES. The Lessee shall keep the Equipment free and clear of all levies, liens, and encumbrances and shall pay all license fees, registration fees, assessments, charges, and taxes which may now or hereafter be imposed on the ownership, leasing, renting, sale, possession, or use of the Equipment, excluding, however, all taxes on or measured by the Lessor's income. When requested by Lessor, Lessee shall provide to Lessor evidence of any payment required to be made by Lessee hereunder.

        8.03 LESSOR'S PAYMENT. In case of failure of the Lessee to procure or maintain said insurance or to pay said fees, assessments, charges and taxes, as herein before specified, the Lessor shall have the right, but shall not be obligated, to effect such insurance, or pay said fees, assessments, charges, and taxes, as the case may be. In that event, the cost thereof shall be repayable to the Lessor with the next installation of rent, and failure to repay the same shall carry with it the same consequences, including interest at eighteen percent (18%) per annum (or the highest rate allowed by applicable law, whichever is less) as failure to pay any installment of rent.

                           ARTICLE 9 - WARRANTIES

        9.01 LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS, OR DAMAGE (INCLUDING, BUT NOT LIMITED TO, LOST REVENUES OR LOST PROFITS) CAUSED OR ALLEGED TO BE CAUSED DIRECTLY, INDIRECTLY, INCIDENTALLY, OR CONSEQUENTLY BY THE EQUIPMENT OR ANY ITEM OF EQUIPMENT, BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN, OR BY ANY INCIDENT, WHATSOEVER IN CONNECTION THEREWITH, ARISING IN STRICT LIABILITY, NEGLIGENCE OR OTHERWISE, OR IN ANY WAY RELATED TO OR ARISING OUT OF THIS LEASE. THE LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING THOSE OF MERCHANTABILITY, DURABILITY, CONDITION, AND FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EQUIPMENT AND EXPRESSLY DISCLAIMS THE SAME. FURTHER, THE LESSEE CONFIRMS THAT IT DECIDED TO LEASE THE EQUIPMENT ON THE BASIS OF ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS RELIANCE UPON ANY STATEMENTS, REPRESENTATIONS, OR WARRANTIES MADE BY THE LESSOR, AND THE LESSEE ACKNOWLEDGES THAT THE LESSOR IS NOT A MANUFACTURER OR VENDOR OF ANY PART OF THE EQUIPMENT. As to each Item of Equipment, Lessor hereby assigns to Lessee, without recourse, during the term hereof all applicable manufacturer's warranties which by their terms are so assignable. The Lessee shall take all reasonable action to enforce such warranties to the extent so assigned. All claims or actions on any warranty so assigned shall be made and prosecuted by the Lessee at its sole expense, and the Lessor shall have no obligation to claim any warranty. The Lessee shall keep the Lessor informed of any such claim or action by the Lessee, and any recovery under such warranty shall be payable jointly to the Lessor and the Lessee, as their interests may appear. All proceeds of such recovery shall be used to repair or replace the Equipment.


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                         ARTICLE 10 - PERSONAL PROPERTY

        10.01 The Equipment is, and shall at all times be and remain, personal property, notwithstanding that the Equipment or any part thereof may be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting on, real property or any building thereon, or attached in any manner to that which is permanent as by means of cement, plaster, nails, screws, or otherwise. If requested by the Lessor, the Lessee shall obtain, prior to delivery of any Item of Equipment, a certificate in form satisfactory to the Lessor from each party having an interest in the real property where any Item of Equipment may be located, waiving any claim with respect to such Item of Equipment. Lessee agrees to execute and file Uniform Commercial Code financing statements and any and all other instruments necessary to perfect the Lessor's or such other person's interest in any or all of this Lease, any Schedule, the payments due hereunder and the Equipment. Lessor may file a copy of this Lease, as well as any Schedule, as a financing Statement.

                     ARTICLE 11 - OWNERSHIP AND ASSIGNMENT

        11.01 OWNERSHIP. The Equipment is, and shall at all times be and remain, the sole and exclusive property of the Lessor. The Lessee shall have no right, title, or interest therein, except as expressly set forth in this Lease. Lessee will execute and deliver to Lessor documentation reasonably requested by Lessor confirming Lessor's ownership interest in the Equipment.

        11.02 ASSIGNMENT. Without the prior written consent of the Lessor, the Lessee shall not:

        (1) Assign, transfer, pledge, or hypothecate this Lease, the Equipment or any Item of Equipment, or any interest in it; or,

        (2) Sublet or lend the Equipment or any Item of Equipment, or permit the Equipment or any Item of Equipment to be used by anyone other than the Lessee, the Lessee's employees or the Lessee's subcontractors.

        11.03 LESSOR'S ASSIGNMENT. It is understood that the Lessor contemplates assigning this Lease or mortgaging the Equipment or any Item of Equipment, and that any assignee of Lessor may assign it. All rights of the Lessor under this Lease may be assigned, pledged, mortgaged, transferred, or otherwise disposed of, either in whole or in part, with written notice to the Lessee. If the Lessor assigns this Lease or the rentals due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by the Lessor hereunder or pursuant to any other agreement between the Lessor or Lessee, should there be one, shall excuse performance by the Lessee of any provision hereunder. No such assignee shall be obligated to perform any duty, covenant, or condition required to be performed by the Lessor under the teams of this Lease; provided, however, that no such assignment shall impair or diminish Lessor's obligations hereunder. The Lessee hereby consents to any such documentation as the Lessor or any such assignee may require


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and to furnish to any such assignee copies of any notices given by the Lessee under this Lease or any Schedule.

                             ARTICLE 12 - INDEMNITY

        12.01 The Lessee shall indemnify the Lessor against, and shall hold the Lessor harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages, and liabilities, including reasonable attorney's fees, arising out of, connected with, or resulting from the Equipment, any Item of Equipment, or this Lease, including without limitation, the selection, delivery, possession, use, operation, or return of the Equipment and any Item of Equipment. The indemnities and assumptions of liability provided in this Lease, including this Article 12, shall continue in full force and effect notwithstanding the termination of this Lease or any Schedule, whether by expiration of time, by operation of law, or otherwise. If Lessor advised Lessee in good faith that an important general interest of Lessor is involved in any claim, Lessor may control any defense or settlement without diminution of Lessee's obligations hereunder.

                        ARTICLE 13 - PURCHASE OPTION

        13.01 On the Lease Expiration Date as to each and every Item of Equipment, all rents theretofore due and payable having been paid in full and Lessee having performed all of its other obligations hereunder, the Lessee shall have the option to purchase such Item of the Equipment on "AS-IS", "WHERE-IS" and "WITH ALL FAULTS" basis without warranty by Lessor, for ONE DOLLAR ($1.00). In connection with any sale of any such Item of Equipment and the bill of sale corresponding thereto shall expressly state, that such Item of Equipment is sold "as-is", "where is" and "with all faults," and Lessor shall make no express or implied warranties of any kind, including those of merchantability, durability, condition, and fitness for a particular purpose or use and the bill of sale shall expressly disclaim the same. Upon this purchase, the Lessor will duly execute and deliver to the Lessee all documents necessary and proper to effect transfer of ownership of such Item of Equipment to the Lessee, free and clear of all encumbrances, security interest, and liens (other than encumbrances, security interests, or liens suffered or permitted by the Lessee to become effective thereon), upon payment by the Lessee of the purchase price and thereupon this Lease shall terminate as to such Equipment, and no further rents shall become due in respect to such Item of Equipment so purchased by Lessee.

                        ARTICLE 14 - RETURN OF EQUIPMENT

        14.01 Upon termination of this Lease with respect to any Item of Equipment, the Lessee shall return such Item of Equipment to such location in the continental United States as the Lessor shall specify, unless the Lessee shall have purchased such Item of Equipment and shall have paid all amounts due in connection therewith as provided herein. Upon such return, such Item of Equipment shall be in good order and condition, ordinary wear and tear excepted, shall be certified for manufacturer's maintenance and shall be free and clear of all liens and encumbrances. Notwithstanding any other provision contained herein, until such Item of Equipment is placed on board the carrier destined for the


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location specified by the Lessor all of the provisions of this Lease with respect thereto shall continue in full force and effect. The Lessee shall pay all costs and expenses in connection with or incidental to the return of each Item of Equipment, including, without limitation, the cost of removing, assembling, packing, insuring, and transporting the same.

            ARTICLE 15 - LESSEE'S REPRESENTATIONS AND WARRANTIES

        15.01 The Lessee represents and warrants to and agrees with Lessor that:
(1) the Lessee is and (except as expressly permitted hereinbelow) shall continue to be a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation, is duly qualified and in good standing in all other jurisdictions in which Equipment may be located, and is not exempt from United States income taxation; (2) the Lessee's execution, delivery, and performance of this Lease, each Schedule, and the other documents herein contemplated have been (or if the same should be not yet executed and delivered, at the time of such execution and delivery, will have been) duly authorized by all necessary corporation action, will not result in any breach, default or violation of or under the Lessee's certificate of incorporation or bylaws or any agreement, order, or law by which the Lessee is or may be bound or its property is or may be affected; (3) this Lease as well as each Schedule and the other documents contemplated herein constitute (or if the same should be not yet executed and delivered, at the time of such execution and delivery, will constitute) the legal valid, and binding obligations of the Lessee enforceable against the Lessee in accordance with their respective terms; (4) all financial statements and other information heretofore furnished by the Lessee to the Lessor were when so furnished (or if the same shall be furnished hereafter, when so furnished shall be) true and complete; and (5) upon any consolidation or merger of the Lessee with or into any other corporation(s) or upon any sale or conveyance of substantially all of the property of the Lessee to any other person or entity, the Lessee will cause the due and punctual performance and observance of all covenants and obligations of the Lessee hereunder to be assumed by the surviving corporation or by the person or entity which shall have acquired such property. The foregoing representations, warranties, and agreements shall remain in effect throughout the term of this Lease.

                         ARTICLE 16- GENERAL PROVISIONS

        l6.01 COSTS AND EXPENSES. The Lessee shall pay or reimburse the Lessor within five (5) days of demand therefor for all costs and expenses incurred by the Lessor in connection with the preparation, delivery and execution of this Lease or any document or instrument in connection with this Lease, the consummation of the transactions contemplated by this Lease, and the enforcement or attempted enforcement of any rights or remedies under this Lease or any document or instrument in connection with this Lease (including in connection with any restructuring or "workout" of any lease related to an Item of Equipment, including in any bankruptcy or insolvency proceeding). In the event of litigation by either party against the other to enforce its rights hereunder, the prevailing party shall be entitled to all reasonable costs and expenses including reasonable attorney's fees.

        16.02 INFORMATION. Lessee agrees to furnish to the Lessor: (i) copies of annual financial statements, including a copy of the balance sheet and profit and loss statement of the Lessee certified to


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by an authorized financial officer of the Lessee; and (ii) such additional information as the Lessor or any assignee may reasonably request concerning the Lease in order to enable the Lessor or assignee to determine whether the covenants, terms, and provisions of the Lease have been complied with by the Lessee.

        16.03 CONCURRENT REMEDIES. No right or remedy herein conferred on or reserved to the Lessor is exclusive of any right or remedy herein or by law or equity provided or permitted; but each shall be cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, any may be enforced concurrently therewith or from time to time.

        16.04 NONWAIVER. No covenant or condition of this Lease may be waived except by the written consent of the Lessor. Forbearance or indulgence by the Lessor in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by the Lessee to which the same may apply, and, until complete performance by the Lessee of any covenant or condition, the Lessor shall be entitled to invoke any remedy available to the Lessor under this Lease or by law or in equity despite any forbearance or indulgence.

        16.05 ENTIRE AGREEMENT. This Lease constitutes the entire agreement between the Lessor and the Lessee and supersedes any prior understanding or written or oral agreements between the parties respecting the within subject matter. It shall not be amended, altered, or changed except by a written agreement signed by the parties hereto.

        16.06 NOTICES. Service of all notices under this Lease shall be sufficient if given personally or mailed to the party involved at its respective address hereinabove set forth, or at such address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed, and with postage prepaid.

        16.07 TIME. Time is of the essence with reference to payment in this Lease, and in each and all of its provisions.

        16.08 PARTIES BOUND. This Lease shall be binding upon and insure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns where permitted by this Lease. As used herein, the term "Lessor" shall include all assignees of the Lessor.

        16.09 LEGAL CONSTRUCTION. If any one or more of the provisions contained in this Lease shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and the Lease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. Lessee hereby expressly and irrevocably agrees that Lessor may bring any action or claim to enforce the provisions of this Lease in the State of Texas, and the Lessee hereby irrevocably consents to personal jurisdiction in the appropriate State of Texas or Federal District Court therein.


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Lessee hereby further irrevocably consents to service of process in accordance with the provisions of the laws of the State of Texas.

        16.10 POWER OF ATTORNEY. The Lessee hereby irrevocably constitutes and appoints Lessor and any officer or agent thereof, with full power of substitution and resubstitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Lessee and in the name of Lessee or in its own name, from time to time in the Lessor's discretion, to take any and all appropriate action to execute any document or instrument that may be necessary or desirable to protect the Lessor's title or other interest in any Item of Equipment, including, without limitation, any UCC financing statement or similar document, any document related to insurance with respect to any Item of Equipment, or any document related to taxes or other charges with respect to any Item of Equipment. The powers conferred on the Lessor under this paragraph are solely to protect its interest in the Equipment or any Item of Equipment and shall not impose any duty upon Lessor to exercise any such powers. The Lessor shall be accountable only for its acts and for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, or agents shall be responsible to the Lessee for any act or failure to act.

        16.11 FURTHER ASSURANCES. The Lessee will, at its own expense, promptly and duly execute and deliver to the Lessor such further documents and assurances and take such further action as the Lessor may from time to time request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights, interests, and remedies created or intended to be created in favor of the Lessor hereunder.


        IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

    LESSEE:                                    LESSOR:

    TELEHUB LEASING CORPORATION                DSC FINANCE CORPORATION

    X  /s/ D. H. Sledge                        X  /s/ Lieschen C. Bibby
       -----------------------------             -------------------------------

    By: D. H. SLEDGE                           By: LIESCHEN C. BIBBY
       -----------------------------              ------------------------------

    Its:  CEO                                  Its:  DIRECTOR-FINANCE
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